13. Stock and Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2016
Past due days
Reconciliation of numerators and denominators of basic and diluted earnings per common share computation
	2016	2015

Income available to common stockholders	$12	$1,337
Weighted average shares outstanding	8,107	7,851
Shares outstanding including assumed conversion	10,285	9,943
Basic earnings per common share	$0.00	$0.17
Fully diluted earnings per share (including convertible preferred shares oustanding)	$0.00	$0.13